UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2023

LAFAYETTE SQUARE USA, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01427	87-2807075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 598-2348

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 22, 2023, Lafayette Square USA, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on May 3, 2023. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 8,615,541.32 shares of common stock outstanding on the record date, April 24, 2023. The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1: By the vote shown below, the stockholders elected the nominee for Class III director. The Class III director will serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified. The election of the nominee required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Name	Votes For	Votes Against	Abstentions	Broker Non Vote
Troy Dixon	5,335,197	2,538	338	—

Proposal 2: By the vote shown below, the stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Approval of Proposal 2 required a majority of the votes by all stockholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions
5,335,197	2,876	—

Item 7.01.	Regulation FD Disclosure.

On June 26, 2023, Lafayette Square USA, Inc. (the "Company") disclosed the below information.

Dividends

On June 23, 2023, the board of directors of the Company declared a distribution to stockholders in the amount of $0.15 per share. The dividend will be payable on or around August 14, 2023 to stockholders of record as of June 23, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square USA, Inc.

Date: June 26, 2023	By:	/s/ Seren Tahiroglu
	Name:	Seren Tahiroglu
	Title:	Chief Financial Officer